John Hancock Funds II
Supplement dated August 26, 2009
to the current Class I Prospectus
Technical Opportunities Fund
In the Fund Summary chapter, the Class/Ticker information is updated as follows:
Class/Ticker     I/JTCIX
In the Appendix to the Prospectus, the Net assets of the Technical Equity Composite as of December 31, 2008 is replaced with the following:
Net assets of Technical Equity Composite as of December 31, 2008: $1,318 million